                                                                    EXHIBIT 99.3

                        Three Months Ended June 30, 2002

     Dollars in thousands, except per share data, unless otherwise disclosed

                           Updated as of July 25, 2002


1)       RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED

                                                                  For the Three Months           For the Six Months
                                                                     Ended June 30,                Ended June 30,
                                                               -------------------------    ----------------------------
                                                                   2002          2001            2002            2001
                                                               -------------------------    ----------------------------
         Net Income before net gain (loss) on sale of real
                 estate properties                             $   19,296   $     19,409    $     39,473    $     39,435

                 Elimination of the recognition of rental
                    revenues on a straight line basis (2)             (50)        (1,443)         (1,231)         (3,191)

                 Preferred Stock Dividend                          (1,664)        (1,664)         (3,328)         (3,328)

                 Real Estate Depreciation                          10,072          9,989          20,317          19,941
                                                               -------------------------    ----------------------------

                 Total Adjustments                                  8,358          6,882          15,758          13,422
                                                               -------------------------    ----------------------------

         Funds From Operations - Basic                         $   27,654   $     26,291    $     55,231    $     52,857
                                                               =========================    ============================

                 Convertible Subordinated Debenture Interest            0              4               0              74
                                                               =========================    ============================

         Funds From Operations - Diluted                       $   27,654   $     26,295    $     55,231    $     52,931
                                                               =========================    ============================

         Funds From Operations Per Common Share - Basic        $     0.68   $       0.66    $       1.36    $       1.33
                                                               =========================    ============================

         Funds From Operations Per Common Share - Diluted      $     0.67   $       0.65    $       1.33    $       1.31
                                                               =========================    ============================

         Wtd Average Common Shares Outstanding - Basic         40,652,146     39,721,416      40,561,412      39,675,562
                                                               =========================    ============================

         Wtd Average Common Shares Outstanding - Diluted       41,512,283     40,566,400      41,456,693      40,543,038
                                                               =========================    ============================

         (1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with accounting principles generally accepted in the United States, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

                  Management believes the Company's FFO is not directly comparable to other healthcare REITs, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

         (2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REIT's do, FFO on a diluted basis would have been $0.67 and $1.36, respectively, per common share for the three and six months ended June 30, 2002.

-------------------------------------------------------------------------------
      Quarterly Supplemental Data Report is also available on the Company's website-- www.healthcarerealty.com
                        Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
-------------------------------------------------------------------------------


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 1 OF 13

2)       CONDENSED CONSOLIDATED BALANCE SHEETS


         ASSETS                                                                       (Unaudited)           (1)
                                                                                     JUNE 30, 2002     DEC. 31, 2001
                                                                                     -------------     -------------
         Real estate properties (2):
              Land                                                                    $   147,152       $   149,522
              Buildings and improvements                                                1,330,296         1,332,948
              Personal property                                                             8,605             7,815
              Construction in progress                                                     18,064            18,255
                                                                                      -----------       -----------
                                                                                        1,504,117         1,508,540
              Less accumulated depreciation                                              (177,782)         (158,876)
                                                                                      -----------       -----------
                   Total real estate properties, net                                    1,326,335         1,349,664

         Cash and cash equivalents                                                          1,070             2,930

         Mortgage notes receivable                                                        114,027           122,074

         Other assets, net                                                                 90,999            80,813
                                                                                      -----------       -----------

         Total assets                                                                 $ 1,532,431       $ 1,555,481
                                                                                      ===========       ===========


         LIABILITIES AND STOCKHOLDERS' EQUITY

         Liabilities:
              Notes and bonds payable                                                 $   502,365       $   505,222

              Accounts payable and accrued liabilities                                     13,887            12,203

              Other liabilities                                                            13,025            25,969
                                                                                      -----------       -----------

         Total liabilities                                                                529,277           543,394
                                                                                      -----------       -----------

              Commitments and contingencies                                                    --                --

         Stockholders' equity:
              Preferred stock, $.01 par value; 50,000,000 shares authorized;
                    issued and outstanding, 2002 and 2001-- 3,000,000                          30                30
              Common stock, $.01 par value; 150,000,000 shares authorized;
                    issued and outstanding, 2002-- 41,941,158; 2001-- 41,465,919              419               414

              Additional paid-in capital                                                1,102,039         1,089,127

              Deferred compensation                                                       (23,234)          (12,852)

              Cumulative net income                                                       417,164           375,061

              Cumulative dividends                                                       (493,264)         (439,693)
                                                                                      -----------       -----------

         Total stockholders' equity                                                     1,003,154         1,012,087
                                                                                      -----------       -----------

         Total liabilities and stockholders' equity                                   $ 1,532,431       $ 1,555,481
                                                                                      ===========       ===========

         (1) The balance sheet at December 31, 2001 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

         (2) Total weighted average depreciable life is 34.5 years. (see schedule 5)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 2 OF 13

3)       CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                           FOR THE THREE MONTHS           FOR THE SIX MONTHS
                                                                ENDED JUNE 30,               ENDED JUNE 30,
                                                         --------------------------    -------------------------
                                                             2002           2001           2002          2001
                                                         -----------   ------------    -----------   -----------
                                                         (Unaudited)    (Unaudited)    (Unaudited)   (Unaudited)
REVENUES
     Master lease rental income                          $    24,683   $     25,025    $    49,579   $    50,112
     Property operating income                                18,909         17,590         38,001        34,040
     Straight line rent                                           50          1,443          1,231         3,191
     Mortgage interest income                                  3,538          4,507          7,322         9,046
     Management fees                                             278            381            593           723
     Interest and other income                                   852            549          1,237           612
                                                         -----------   ------------    -----------   -----------
                                                              48,310         49,495         97,963        97,724
                                                         -----------   ------------    -----------   -----------

EXPENSES
     General and administrative                                2,726          2,758          5,234         4,793
     Property operating expenses                               7,399          6,672         14,862        12,863
     Interest                                                  8,499         10,414         17,438        20,199
     Depreciation                                             10,357         10,168         20,880        20,280
     Amortization                                                 33             74             76           154
                                                         -----------   ------------    -----------   -----------
                                                              29,014         30,086         58,490        58,289
                                                         -----------   ------------    -----------   -----------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
REAL ESTATE PROPERTIES                                        19,296         19,409         39,473        39,435

     Net gain (loss) on sale of real estate properties         2,959            (36)         2,630           582
                                                         -----------   ------------    -----------   -----------

NET INCOME                                               $    22,255   $     19,373    $    42,103   $    40,017
                                                         ===========   ============    ===========   ===========

NET INCOME PER COMMON SHARE - BASIC                      $      0.51   $       0.45    $      0.96   $      0.92
                                                         ===========   ============    ===========   ===========

NET INCOME PER COMMON SHARE - DILUTED                    $      0.50   $       0.44    $      0.94   $      0.91
                                                         ===========   ============    ===========   ===========

COMMON SHARES OUTSTANDING - BASIC                         40,652,146     39,721,416     40,561,412    39,675,562
                                                         ===========   ============    ===========   ===========

COMMON SHARES OUTSTANDING - DILUTED                       41,512,283     40,566,400     41,456,693    40,543,038
                                                         ===========   ============    ===========   ===========

         NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

         RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)

                                                                  FOR THE THREE MONTHS          FOR THE SIX MONTHS
                                                                     ENDED JUNE 30,                ENDED JUNE 30,
                                                                -----------------------       -----------------------
                                                                  2002           2001           2002           2001
                                                                --------       --------       --------       --------

         NET INCOME                                             $ 22,255       $ 19,373       $ 42,103       $ 40,017

         DEPRECIATION AND AMORTIZATION (1)                        10,390         10,242         20,956         20,434
         DEPRECIATION AND AMORTIZATION (2)                        (7,937)        (8,406)       (16,255)       (16,812)
         GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS           573            250          1,157            248
         STRAIGHT LINE RENT                                          (50)        (1,443)        (1,231)        (3,191)
         OTHER                                                       429            200         (1,074)           400
                                                                --------       --------       --------       --------
                                                                   3,405            843          3,553          1,079
                                                                --------       --------       --------       --------
         TAXABLE INCOME (3)                                     $ 25,660       $ 20,216       $ 45,656       $ 41,096
                                                                ========       ========       ========       ========

         (1)   Per Statement of Income
         (2)   Tax basis
         (3)   Before REIT dividend paid deduction


NOTE: While taxable income cannot be determined with any certainty until after the close of the calendar year, the Company has estimated taxable income for the periods ended June 30, 2002 and June 30, 2001 based on the Company's net income for financial statement purposes adjusted for anticipated differences between financial statement net income and taxable income.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 3 OF 13

4)       INVESTMENT PROGRESSION

         A)       CONSTRUCTION IN PROGRESS

                                                                                FOR THE THREE                         FOR THE SIX
                                                                  NUMBER OF      MONTHS ENDED       NUMBER OF         MONTHS ENDED
                                                                  PROPERTIES       06/30/02         PROPERTIES          06/30/02
                                                                  ----------    -------------       ----------        ------------
                  Balance at beginning of period                      3            $15,858                4             $ 18,255

                  Fundings on projects in existence at
                    the beginning of the period                       0              2,206                0                4,911

                  New Projects started during the period              0                  0                0                    0

                  Completions                                         0                  0               (1)              (5,102)
                                                                    ---            -------               --             --------

                  Balance at end of period                            3            $18,064                3             $ 18,064
                                                                    ===            =======               ==             ========


         B)       REAL ESTATE PROPERTIES

                                                                                FOR THE THREE                         FOR THE SIX
                                                                  NUMBER OF      MONTHS ENDED       NUMBER OF         MONTHS ENDED
                                                                  PROPERTIES       06/30/02         PROPERTIES          06/30/02
                                                                  ----------    -------------       ----------        ------------
                  Balance at beginning of period                      204         $ 1,490,685           205            $ 1,490,285

                  Acquisitions                                          0                   0             0                      0

                  Additions/Improvements                                0               6,625             0                 10,428

                  Completions (CIP)                                     0                   0             1                  5,102

                  Sales                                                (3)            (11,257)           (5)               (19,762)
                                                                     ----         -----------          ----            -----------

                  Balance at end of period                            201         $ 1,486,053           201            $ 1,486,053
                                                                     ====         ===========          ====            ===========

      C)      MORTGAGE NOTES RECEIVABLE

                                                                                FOR THE THREE                         FOR THE SIX
                                                                  NUMBER OF      MONTHS ENDED       NUMBER OF         MONTHS ENDED
                                                                  PROPERTIES       06/30/02         PROPERTIES          06/30/02
                                                                  ----------    -------------       ----------        ------------
                  Balance at beginning of period                       31           $118,884            36             $122,074

                  Funding of Mortgages                                  0                 54             0                3,864

                  Repayments                                           (2)            (4,507)           (7)             (11,016)

                  Purchase Price Adjustment Amortization                0               (159)            0                 (318)

                  Scheduled Principal Payments                          0               (245)            0                 (577)

                                                                     ----           --------           ---             --------
                  Balance at end of period                             29           $114,027            29             $114,027
                                                                     ====           ========           ===             ========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 4 OF 13

5) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                         OUTPATIENT FACILITIES                       INPATIENT FACILITIES
                    ------------------------------------------------------ ---------------------------------------
                                              Comp.              Other     Assist-              In-    Other
                                             Ambu-               Out-        ed     Skilled   patient   In-
                     Ancillary               latory   Medical   patient    Living   Nursing   Rehab    patient
                     Hospital    Physician   Care      Office    Facili-    Facil-   Facil-   Facil-   Facil-                 % of
                    Facilities    Clinics    Centers  Buildings  ties(1)    ities    ities    ities    ities(2)      Total     Total
                    ----------------------------------------------------------------------------------------------------------------

OPERATING
PROPERTIES
  1  Arizona            3,534                 12,997                                                                 16,531    1.02%
  2  California        47,121                 29,015                                                                 76,136    4.71%
  3  Florida           30,693    10,308       46,957     8,266                                                       96,224    5.95%
  4  Georgia           18,836                                                                                        18,836    1.16%
  5  Kansas            10,983                                                                                        10,983    0.68%
  6  Mississippi        5,695                                      4,290                                              9,985    0.62%
  7  Missouri                     5,483       11,382                                                                 16,865    1.04%
  8  Nevada            43,776                                                                                        43,776    2.71%
  9  Pennsylvania      13,152     4,960                                                                    2,902     21,014    1.30%
 10  Tennessee         50,825     8,682                 10,754                                                       70,261    4.34%
 11  Texas             24,376                            8,753                                                       33,129    2.05%
 12  Virginia          28,950     3,289                 12,447                                                       44,686    2.76%
 13  Wyoming           18,130                            2,180                                                       20,310    1.26%
                     ---------------------------------------------------------------------------------------------------------------
      TOTAL OPER.
      PROPERTIES      296,071    32,722      100,351    42,400     4,290        0          0        0      2,902    478,736   29.59%
                     ---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH:             -1.6%     10.2%         8.4%      7.2%      0.0%                                    0.0%       2.1%
------------------------------------------------------------------------------------------------------------------------------------

MASTER LEASES
  1  Alabama           42,964     8,368                           11,430    4,275              17,722                84,759    5.24%
  2  Arizona            5,274                                                          2,874                          8,148    0.50%
  3  Arkansas                                                      2,989                                              2,989    0.18%
  4  California        28,934     8,181                            1,046              12,688                         50,849    3.14%
  5  Colorado                                                               4,967     21,441                         26,408    1.63%
  6  Connecticut                                                           11,925                                    11,925    0.74%
  7  Florida           39,270    45,054       10,128     1,417     9,481   23,159     10,206   11,703               150,418    9.30%
  8  Georgia                      5,369                            1,561    9,860                                    16,790    1.04%
  9  Illinois                    11,680                            1,453                                             13,133    0.81%
 10  Indiana                                                                           3,640                          3,640    0.22%
 11  Kansas                                                                            7,593                          7,593    0.47%
 12  Massachusetts               26,823                                                                              26,823    1.66%
 13  Michigan                                                                         12,715              13,558     26,273    1.62%
 14  Mississippi                                                            3,398                                     3,398    0.21%
 15  Missouri                                 16,015               4,470    6,114     10,897                         37,496    2.32%
 16  Nevada             6,881                                      3,801                                             10,682    0.66%
 17  New Jersey                                                            18,634                                    18,634    1.15%
 18  North Carolina                                                         3,819                                     3,819    0.24%
 19  Ohio                                                                   4,393                                     4,393    0.27%
 20  Oklahoma                                                                         13,051                         13,051    0.81%
 21  Pennsylvania                                                          30,396     20,617  112,248               163,261   10.09%
 22  South Carolina                                                         3,005                                     3,005    0.19%
 23  Tennessee          3,139     2,555                                     7,329      8,335                         21,358    1.32%
 24  Texas             39,625    16,938       22,062     1,976             71,000     19,466   12,916      5,892    189,875   11.73%
 25  Virginia          52,799                            1,941     2,119   17,019     36,411                        110,289    6.82%
 26  Wyoming                                                                6,838                                     6,838    0.42%
                     ---------------------------------------------------------------------------------------------------------------
      TOTAL MASTER
      LEASES          218,886   124,968       48,205     5,334    38,350  226,131    179,934  154,589     19,450  1,015,847   62.78%
                     ---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH:              2.1%      2.6%         3.3%      2.8%     -1.5%     2.6%      -1.2%     2.4%       1.6%       1.6%
-----------------------------------------------------------------------------------------------------------------------------------

      Corporate
      Property                                                                                                        9,534    0.59%
                     ---------------------------------------------------------------------------------------------------------------
      TOTAL EQUITY
      INVESTMENTS    $514,957   $157,690    $ 148,556  $47,734  $ 42,640  $226,131  $179,934  $154,589  $ 22,352 $1,504,117   92.95%
                     ===============================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):              36.4       33.2         33.1     35.4      35.5      32.3      35.5      34.8      31.3       34.5
Wtd Avg Period
Held (yrs):               5.7        4.7          4.6      6.4       5.3       3.7       5.4       3.7       3.7        5.0
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
  1  Alabama                                                                 1,189                                    1,189    0.07%
  2  Arizona                                                                 6,055                        17,237     23,292    1.44%
  3  California                                                             16,744                         7,738     24,482    1.51%
  4  Florida                       9,414                                    11,816                                   21,230    1.31%
  5  Georgia                                                                 1,118                                    1,118    0.07%
  6  Idaho                                                                   4,788                                    4,788    0.30%
  7  Michigan                                                                         10,848                         10,848    0.67%
  8  Mississippi                                                             1,306                                    1,306    0.08%
  9  New Mexico                                                                745                                      745    0.05%
 10  Ohio                                                                    1,568       588                          2,156    0.13%
 11  Oregon                                                                  2,844                                    2,844    0.18%
 12  South Carolina                                                          3,006                                    3,006    0.19%
 13  Tennessee                                                               1,893    11,754                         13,647    0.84%
 14  Texas                           600                                       617                                    1,217    0.08%
 15  Virginia                                                                          2,159                          2,159    0.13%
                     ---------------------------------------------------------------------------------------------------------------
       TOTAL MTG.
       INVESTMENTS   $     --   $ 10,014    $      --  $    --  $     --  $ 53,689  $ 25,349  $     --  $ 24,975 $  114,027    7.05%
                     ---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
SAME FACILITY                      -0.8%                                      9.6%     11.2%                1.4%       7.4%
NOI GROWTH:
---------------------------------------------------------------------------------------------------------------------------

       TOTAL
       INVESTMENTS   $514,957   $167,704    $ 148,556  $47,734  $ 42,640  $279,820  $205,283  $154,589  $ 47,327 $1,618,144  100.00%
                     ===============================================================================================================

       PERCENT OF
       $ INVESTED     32.824%    10.364%       9.181%   2.950%    2.635%   17.293%   12.686%    9.554%    2.925%    100.00%
                     ======================================================================================================

       NUMBER OF
       PROPERTIES          58         31           13       10        12        57        38         9         5        233
                     ======================================================================================================

       NUMBER OF BEDS                                                        4,834     4,049       759       354      9,996
                                                                          =================================================

   (1)  3 facility types <2% each.
   (2)  4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 5 OF 13

6)     INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                               (1)
                               Number of      Real     Number of                Total        (1)
                              Real Estate    Estate     Mortgage   Mortgage    Number of    Total       Com-
                               Properties  Investment  Properties Investment  Properties  Investment    mitments    Total   Percent
                              -----------------------------------------------------------------------------------------------------

PUBLIC OR INVESTMENT GRADE  OPERATORS/SIGNIFICANT TENANTS
---------------------------------------------------------
     1 Healthsouth                27           271,427     0                       27          271,427              271,427  16.72%
     2 HCA - The Healthcare
       Company                    29           246,181     0                       29          246,181      428     246,609  15.19%
     3 Tenet                      12            99,261     1            7,738      13          106,999              106,999   6.59%
     4 Balanced Care              14            63,575     0                       14           63,575               63,575   3.92%
     5 Baptist Memorial
       Hospital                    4            45,417     0                        4           45,417               45,417   2.80%
     6 Integrated Health           3            36,327     0                        3           36,327               36,327   2.24%
     7 Caremark Rx                 5            28,597     0                        5           28,597               28,597   1.76%
     8 Methodist                   4            26,323     0                        4           26,323               26,323   1.62%
     9 Triad                       4            24,158     0                        4           24,158               24,158   1.49%
    10 Ephrata Community
       Hospital                    3            18,111     0                        3           18,111    4,968      23,079   1.42%
    11 MedCath                     1             3,534     1           17,237       2           20,771               20,771   1.28%
    12 United Medical Center       1            20,310     0                        1           20,310               20,310   1.25%
    13 Ramsay                      2            19,450     0                        2           19,450               19,450   1.20%
    14 KS Management Services      1            16,938     0                        1           16,938               16,938   1.04%
 15-26 12 Operators With Less
       than 1% Each               16           105,962     1            7,524      17          113,486              113,486   6.99%
                              -----------------------------------------------------------------------------------------------------
                                 126         1,025,571     3           32,499     129        1,058,070    5,396   1,063,466  65.50%
                              -----------------------------------------------------------------------------------------------------

OTHER OPERATORS/SIGNIFICANT TENANTS
-----------------------------------
    27 Life Care Centers          12            82,822     2            9,330      14           92,152               92,152   5.68%
    28 Summerville                 5            51,953     0                        5           51,953               51,953   3.20%
    29 Lewis-Gale Clinic, LLC      8            44,686     0                        8           44,686               44,686   2.75%
    30 Senior Lifestyles           4            42,732     0                        4           42,732               42,732   2.63%
    31 Kerlan Jobe Orthopedic      1            29,015     0                        1           29,015               29,015   1.79%
    32 Emeritus                    4            28,268     0                        4           28,268               28,268   1.74%
    33 Melbourne Internal
       Medicine                    4            27,935     0                        4           27,935               27,935   1.72%
    34 Centennial                  6            16,355     1            9,272       7           25,627               25,627   1.58%
    35 HRT Multi-tenant            4            24,979     0                        4           24,979               24,979   1.54%
    36 Wellington                  5            18,969     0                        5           18,969               18,969   1.17%
 37-62 26 Operators With Less
       than 1% Each               25           101,298    23          62,926       48          164,224              164,224  10.12%
                              -----------------------------------------------------------------------------------------------------
                                  78           469,012    26          81,528      104          550,540       --     550,540  33.91%
                              -----------------------------------------------------------------------------------------------------
       Corporate Property                        9,534                                           9,534                9,534   0.59%
                              -----------------------------------------------------------------------------------------------------

       TOTAL INVESTMENT AND
       COMMITMENTS               204       $ 1,504,117    29       $ 114,027      233      $ 1,618,144  $ 5,396  $1,623,540 100.00%
                              =====================================================================================================

(1)  Includes construction in progress.

7)     SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                       Number of Properties                 Owned                  Third Party
                  ----------------------------  ------------------------------  -------------------
                                                           Construc-                         Asset
                          Third   Mort-           NOT       tion In              Property   Manage-
                   Owned  Party   gages  Total  Managed    Progress   Managed   Management   ment     Mortgages     Total   Percent
                  ----------------------------  ------------------------------  ---------------------------------------------------
 1 Florida          34     115       3    152     785,860    34,716    581,997   1,062,972  445,607    172,060   3,083,212   23.57%
 2 Texas            26               2     28   1,097,527              406,647                          66,665   1,570,839   12.01%
 3 Virginia         27      1        1     29     716,321              459,469     111,998              35,900   1,323,688   10.12%
 4 Tennessee        15      5        4     24     161,366              495,156     317,090             196,451   1,170,063    8.95%
 5 California       12      1        4     17     256,144              361,346      30,245             465,380   1,113,115    8.51%
 6 Pennsylvania     20                     20     722,053    70,000     52,586                                     844,639    6.46%
 7 Alabama          11               1     12     549,410                                               15,000     564,410    4.31%
 8 Georgia           7               1      8     138,599              206,855                          40,000     385,454    2.95%
 9 Michigan          6               2      8     235,227                                              129,408     364,635    2.79%
10 Missouri         10                     10     201,167              106,789                                     307,956    2.35%
11 Arizona           4               4      8      74,507               75,621                         142,487     292,615    2.24%
12 Nevada            3                      3      43,579              195,915                                     239,494    1.83%
13 Colorado          3                      3     225,764                                                          225,764    1.73%
14 Wyoming           2                      2      29,851              192,883                                     222,734    1.70%
15 Mississippi       3      3        1      7      25,000               97,471      70,310              12,260     205,041    1.57%
16 Massachusetts     4                      4     185,327                                                          185,327    1.42%
17 Ohio              1               2      3      33,181                                              124,411     157,592    1.20%
18 Oklahoma          5                      5     139,216                                                          139,216    1.06%
19 Kansas            2                      2      57,035               71,144                                     128,179    0.98%
20 Illinois          2                      2     115,100                                                          115,100    0.88%
21 New Jersey        2                      2     110,844                                                          110,844    0.85%
22 Oregon            0               1      1                                                           80,429      80,429    0.61%
23 Connecticut       1                      1      59,387                                                           59,387    0.45%
24 South Carolina    1               1      2      21,120                                               23,000      44,120    0.34%
25 New Mexico        0               1      1                                                           42,639      42,639    0.33%
26 North Carolina    1                      1      33,181                                                           33,181    0.25%
27 Indiana           1                      1      29,500                                                           29,500    0.23%
28 Idaho             0               1      1                                                           29,118      29,118    0.22%
29 Arkansas          1                      1      11,963                                                           11,963    0.09%
                  -----------------------------------------------------------------------------------------------------------------
   TOTAL SQUARE
   FEET                                         6,058,229   104,716  3,303,879   1,592,615  445,607  1,575,208  13,080,254  100.00%
                                                ===================================================================================

   TOTAL
   PROPERTIES      204    125       29    358
                   ==========================

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 6 OF 13

8)     SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                 Owned                             Third Party
                                  --------------------------------------  -----------------------
                                    NOT         Construction                Property     Asset
                                   Managed      In Progress    Managed     Management  Management  Mortgages     Total     Percent
                                  --------------------------------------  --------------------------------------------------------
Ancillary Hospital Facility        1,352,320       70,000     2,039,276                                        3,461,596    26.46%
Medical Office Buildings              42,932                    398,549     1,562,370    445,607               2,449,458    18.73%
Assisted Living Facilities         1,453,294                                                      1,028,805    2,482,099    18.98%
Skilled Nursing Facilities         1,249,751                                                        341,910    1,591,661    12.17%
Physician's Clinics                  793,913                    169,344                             105,915    1,069,172     8.17%
Comprehensive Ambulatory Care
  Centers                            115,857       34,716       659,759                                          810,332     6.20%
Inpatient Rehab Hospitals            643,383                                                                     643,383     4.92%
Other Outpatient Facilities          253,438                     36,951                                          290,389     2.22%
Other Inpatient Facilities           153,341                                   30,245                98,578      282,164     2.16%

                                  --------------------------------------  --------------------------------------------------------
TOTAL SQUARE FEET                  6,058,229      104,716     3,303,879     1,592,615    445,607  1,575,208   13,080,254   100.00%
                                  ======================================  ========================================================

PERCENT OF TOTAL SQUARE FOOTAGE        46.32%        0.80%        25.26%        12.18%      3.41%     12.04%      100.00%
                                  ======================================  ===============================================

TOTAL NUMBER OF PROPERTIES               144            3            57            82         43         29          358
                                  ======================================  ===============================================

9)     SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                 Owned                             Third Party
                                      ----------------------------------  -----------------------
                                         NOT    Construction                 Property     Asset
                                       Managed  In Progress     Managed     Management  Management   Mortgages    Total     Percent
                                      ----------------------------------  ---------------------------------------------------------
PUBLIC OR INVESTMENT GRADE
OPERATOR/SIGNIFICANT TENANT
---------------------------
     1 HCA - The Healthcare Company      810,836   34,716       683,893     1,005,149    445,607                 2,980,201   22.78%
     2 Healthsouth                     1,124,390                140,233                                          1,264,623    9.67%
     3 Baptist Memorial Hospital                                362,542       387,400                              749,942    5.73%
     4 Tenet Healthcare Corporation      258,485                338,528        61,968                  89,000      747,981    5.72%
     5 Balanced Care                     400,370                                                                   400,370    3.06%
     6 Brookdale Communities                                                                          263,786      263,786    2.02%
     7 Methodist                                                221,100                                            221,100    1.69%
     8 United Medical Center                                    192,883                                            192,883    1.47%
     9 Medpartners                       164,941                                                                   164,941    1.26%
    10 Integrated Health                 153,660                                                                   153,660    1.17%
    11 Ramsay                            153,341                                                                   153,341    1.17%
 12-28 17 Operators with Square
       Feet Less Than 1%                 629,558   70,000       437,527                                 9,578    1,146,663    8.77%
                                      ----------------------------------  ---------------------------------------------------------
       TOTAL                           3,695,581  104,716     2,376,706     1,454,517    445,607      362,364    8,439,491   64.52%
                                      ----------------------------------  ---------------------------------------------------------

OTHER OPERATOR/SIGNIFICANT TENANT
---------------------------------
    29 Life Care Centers of America      620,527                                                      131,813      752,340    5.75%
    30 Lewis-Gale Clinic, LLC                                   459,469                                            459,469    3.51%
    31 Senior Lifestyles                 308,742                                                                   308,742    2.36%
    32 Summerville                       292,231                                                                   292,231    2.23%
    33 Centennial Healthcare             151,172                                                       80,000      231,172    1.77%
    34 HRT Multi-tenant                                         225,855                                            225,855    1.73%
    35 Emeritus                          209,747                                                                   209,747    1.60%
    36 Hearthstone                                                                                    192,198      192,198    1.47%
    37 Melbourne Internal Medicine       140,125                                                                   140,125    1.07%
    38 HSI                               139,216                                                                   139,216    1.06%
 39-64 26 Operators with Square
       Feet Less Than 1%                 500,888                241,849       138,098                 808,833    1,689,668   12.92%
                                      ----------------------------------  ---------------------------------------------------------
       TOTAL                           2,362,648       --       927,173       138,098         --    1,212,844    4,640,763   35.48%
                                      ----------------------------------  ---------------------------------------------------------

       TOTAL SQUARE FEET               6,058,229  104,716     3,303,879     1,592,615    445,607    1,575,208   13,080,254  100.00%
                                      ==================================  =========================================================


10)    ASSISTED LIVING FACILITY OCCUPANCY

                                                            ALF Revenue
                                                           For the Three         % of ALF
                                              Number of     Months Ended         Revenue to
                          Occupancy          Facilities      06/30/02          Total Revenue
                      ---------------------------------------------------------------------

                            0% to  24.9%          --                --              0.0%
                           25% to  49.9%           1               113              0.2%
                           50% to  69.9%           4               281              0.6%
                           70% to  84.9%          20             2,307              4.8%
                           85% to 100.0%          32             4,151              8.6%
                                          -----------------------------------------------
                                                  57           $ 6,852             14.2%
                                          ===============================================


NOTE: Occupancy rates are generally as of March 31, 2002 and revenues are for the three months ended June 30, 2002.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 7 OF 13

11)      LEASE/MORTGAGE MATURITY SCHEDULE

         A)       LEASES

                                                                                            Weighted
                                                                                             Average
                                                           Estimated       Percent of       Remaining
                                          Number of        Annualized     Annualized          Lease
                                          Properties      Net Revenue     Net Revenue      Term (Years)
                                          -------------------------------------------------------------
                                  2002         3                   1,155      0.66%            0.00
                                  2003         3                   2,922      1.66%            0.02
                                  2004        11                   7,255      4.13%            0.09
                                  2005         6                   2,145      1.22%            0.05
                                  2006         3                   1,806      1.03%            0.05
                                  2007        11                   6,104      3.48%            0.17
                                  2008        27                  20,550     11.70%            0.71
                                  2009        26                  20,728     11.81%            0.97
                                  2010        10                   7,259      4.13%            0.39
                                  2011        20                  20,786     11.84%            1.05
                                  2012        21                  14,322      8.16%            1.05
                                  2013        19                  16,661      9.49%            1.11
                                  2014         4                   3,686      2.10%            0.31
                                  2015         6                   4,880      2.78%            0.30
                            After 2015        12                  13,217      7.53%            0.41
                          Multi-tenant        22                  32,103     18.28%            0.90
                                          ----------------------------------------------------------
                                 TOTAL       204               $ 175,579    100.00%            7.57
                                          ==========================================================

         B)       MORTGAGES

                                                                                             Weighted
                                                                                              Average
                                                           Estimated        Percent of       Remaining
                                          Number of        Annualized       Annualized        Mortgage
                                          Mortgages       Net Revenue      Net Revenue      Term (Years)
                                          --------------------------------------------------------------

                                  2002        7                    2,468      19.85%            0.02
                                  2003        3                      456       3.67%            0.03
                                  2004        7                    2,330      18.74%            0.44
                                  2005        3                      666       5.36%            0.26
                                  2006        1                      502       4.04%            0.18
                                  2007        1                    1,054       8.48%            0.38
                                  2008        3                    1,754      14.11%            0.80
                                  2009        2                    1,437      11.56%            0.84
                                  2010        1                      956       7.69%            0.68
                                  2011        0                       --       0.00%            0.00
                                  2012        0                       --       0.00%            0.00
                                  2013        1                      810       6.51%            0.63
                            After 2013        0                       --       0.00%            0.00
                                          ----------------------------------------------------------
                                 TOTAL       29                 $ 12,433     100.00%            4.26
                                          ==========================================================



12)      CONSTRUCTION IN PROGRESS - AS OF JUNE 30, 2002

                                                                            Investment         Remaining          Total
      Operator                                            Properties          Balance          Commitment     Real Estate(1)
      ---------------------------------                 -------------------------------------------------------------------
      Ephrata Community Hospital                               1                8,234             4,968          13,202
      Conemaugh Health Systems                                 1                2,902                --           2,902
      Expansion of existing property                           1                6,928               428           7,356

                                                        ---------------------------------------------------------------
      TOTAL                                                    3             $ 18,064           $ 5,396        $ 23,460
                                                        ===============================================================

      Percentage of construction in progress to total investment portfolio:                                        1.12%
                                                                                                            ===========


(1)      Projected Timing of Conversion to Revenue Producing Assets:

               2002                                           2003
            -----------------------  -----------------------------------------------------
              QTR 3        QTR 4       QTR 1         QTR 2         QTR 3       QTR 4             Total
            -----------------------  -----------------------------------------------------   -------------
                $0        $13,202        $0         $10,258         $0          $0             $23,460
            =======================  =====================================================   =============


         (2) During the three and six months ending June 30, 2002, the Company capitalized interest in the amount of $333,458.73 and $639,549.65, respectively.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 8 OF 13

13)    LONG-TERM DEBT INFORMATION - AS OF JUNE 30, 2002

       A)     BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                               Balance     Effective Rate
                                                            ------------- ----------------
              Fixed Rate Debt:
                    Senior Notes due 2002                        $ 18,000      7.41%
                    Senior Notes due 2006                          70,000      9.49%
                    Senior Notes due 2011, net                    303,767      8.202%                    See Note (C)
                    Mortgage Notes Payable                         74,015 Range from 7.22% to 7.76%      See Note (D)
                    Other Note Payable                              4,083      7.53%
                                                            -------------
                                                                  469,865
                                                            -------------
              Variable Rate Debt:
                    Unsecured Credit Facility due 2004             32,500 1.15% over LIBOR               See Note (E)
                                                            -------------
                                                                   32,500
                                                            -------------

                                               TOTAL            $ 502,365
                                                            =============

       B)     FUTURE MATURITIES:                                                                           2007
                                              2002         2003       2004         2005         2006    and After     Total
                                            --------------------------------------------------------------------------------
         Fixed Rate Debt:
               Senior Notes due 2002        $ 18,000    $     --    $     --    $     --    $      --    $     --   $ 18,000
               Senior Notes due 2006              --          --      20,300      20,300       29,400          --     70,000
               Senior Notes due 2011, net        (49)       (122)       (132)       (144)        (142)    304,356    303,767
               Mortgage Notes Payable          1,309       3,571      18,867       3,748        4,032      42,488     74,015
               Other Note Payable                583       1,167       1,167       1,166           --          --      4,083
         Variable Rate Debt:
               Unsecured Credit Facility
                due 2004                          --          --      32,500          --           --          --     32,500
                                            --------------------------------------------------------------------------------
                                            $ 19,843    $  4,616    $ 72,702    $ 25,070    $  33,290    $346,844   $502,365
                                            ================================================================================


         C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 1.99% over six month LIBOR. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

         D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are wholly owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

         E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, matures in July 2004, is priced at 1.15% over LIBOR, and has a 0.2% facility fee.


         F)       CREDIT RATING:

                  Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "Ba2" rating to the Company's preferred stock.

                  Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "BB+" rating to the Company's preferred stock.

                  Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "BBB-" rating to the Company's preferred stock.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                   PAGE 9 OF 13

14)      DIVIDEND HISTORY (DOLLARS NOT ROUNDED TO THOUSANDS)

         A)       COMMON STOCK

                                                                                                        Increase
                                                                                                       From Prior
                      Operating Period                               Payment Date       Amount           Quarter         Annualized
                      -------------------------------------------------------------------------------------------------------------
                      First Quarter 1997                              May 15, 1997       0.495            0.005             1.98
                      Second Quarter 1997                            Aug. 15, 1997       0.500            0.005             2.00
                      Third Quarter 1997                             Nov. 17, 1997       0.505            0.005             2.02
                      Fourth Quarter 1997                            Feb. 16, 1998       0.510            0.005             2.04

                      First Quarter 1998                              May 18, 1998       0.515            0.005             2.06
                      Second Quarter 1998                            Aug. 17, 1998       0.520            0.005             2.08
                      Third Quarter 1998                             Nov. 16, 1998       0.525            0.005             2.10
                      Fourth Quarter 1998                            Feb. 15, 1999       0.530            0.005             2.12

                      First Quarter 1999                              May 17, 1999       0.535            0.005             2.14
                      Second Quarter 1999                            Aug. 16, 1999       0.540            0.005             2.16
                      Third Quarter 1999                             Nov. 16, 1999       0.545            0.005             2.18
                      Fourth Quarter 1999                            Feb. 16, 2000       0.550            0.005             2.20

                      First Quarter 2000                              May 17, 2000       0.555            0.005             2.22
                      Second Quarter 2000                            Aug. 16, 2000       0.560            0.005             2.24
                      Third Quarter 2000                              Dec. 6, 2000       0.565            0.005             2.26
                      Fourth Quarter 2000                            March 7, 2001       0.570            0.005             2.28

                      First Quarter 2001                              June 7, 2001       0.575            0.005             2.30
                      Second Quarter 2001                            Sept. 6, 2001       0.580            0.005             2.32
                      Third Quarter 2001                              Dec. 6, 2001       0.585            0.005             2.34
                      Fourth Quarter 2001                            March 6, 2002       0.590            0.005             2.36

                      First Quarter 2002                              June 6, 2002       0.595            0.005             2.38
                      Second Quarter 2002                            Sept. 5, 2002       0.600            0.005             2.40

         B)       PREFERRED STOCK

                                                                                                        Increase
                                                                                                       From Prior
                      Operating Period                             Payment Date         Amount           Quarter         Annualized
                      -------------------------------------------------------------------------------------------------------------
                      September 1, 1998 - November 15, 1998          Nov. 26, 1998      0.46224            0.0              2.22
                      November 16, 1998 - February 15, 1999          Feb. 26, 1999      0.55469            0.0              2.22

                      February 16, 1999 - May 15, 1999                May 28, 1999      0.55469            0.0              2.22
                      May 16, 1999 - August 15, 1999                 Aug. 27, 1999      0.55469            0.0              2.22
                      August 16, 1999 - November 15, 1999            Nov. 26, 1999      0.55469            0.0              2.22
                      November 16, 1999 - February 15, 2000          Feb. 29, 2000      0.55469            0.0              2.22

                      February 16, 2000 - May 15, 2000                May 31, 2000      0.55469            0.0              2.22
                      May 16, 2000 - August 15, 2000                 Aug. 31, 2000      0.55469            0.0              2.22
                      August 16, 2000 - November 15, 2000            Nov. 30, 2000      0.55469            0.0              2.22
                      November 16, 2000 - February 15, 2001          Feb. 28, 2001      0.55469            0.0              2.22

                      February 16, 2001 - May 15, 2001                May 31, 2001      0.55469            0.0              2.22
                      May 16, 2001 - August 15, 2001                 Aug. 31, 2001      0.55469            0.0              2.22
                      August 16, 2001 - November 15, 2001            Nov. 30, 2001      0.55469            0.0              2.22
                      November 16, 2001 - February 15, 2002          Feb. 28, 2002      0.55469            0.0              2.22

                      February 16, 2002 - May 15, 2002                May 31, 2002      0.55469            0.0              2.22
                      May 16, 2002 - August 15, 2002                 Aug. 30, 2002      0.55469            0.0              2.22

                  Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

                  On or after September 30, 2002, the Company, at its option, may redeem the Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price of $25.00 per share. The holder of each share of the Preferred Stock has one vote, together with the holders of common stock on all matters on which stockholders may vote.

         C)       INFORMATION REGARDING TAXABLE STATUS OF 2001 CASH
                  DISTRIBUTIONS

                                            Cash           Taxable
                                        Distribution       Ordinary      Return of
                                          Per Share        Dividend       Capital
                                        -------------------------------------------
         HR COMMON                        $ 2.310000      $ 1.954022    $ 0.355978
         CUSIP # 421946104

         HR 8.875% SERIES A PREFERRED     $ 2.218760      $ 2.218760    $      --
         CUSIP # 421946203

         Note: While the taxability of 2002 dividends cannot be determined until late January 2003, the Company is not aware of any activities that would cause a substantial change in the taxability of the total 2002 dividend. Therefore, the taxability of the total 2002 dividend should approximate the taxability of the dividends paid March 7, June 7, September 6, and December 6, 2001.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                  PAGE 10 OF 13

15)      COMMON SHARES INFORMATION

         The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                        FOR THE THREE MONTHS             FOR THE SIX MONTHS
                                                                            ENDED JUNE 30,                  ENDED JUNE 30,
                                                                    ---------------------------     ---------------------------
                                                                       2002              2001           2002             2001
                                                                    ---------------------------     ---------------------------
      TOTAL COMMON SHARES OUTSTANDING                               41,941,158       40,595,511     41,941,158       40,595,511
                                                                    ===========================     ===========================

      WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    41,911,126       40,559,591     41,820,392       40,513,737
              Actual Restricted Stock Shares                        (1,258,980)        (838,175)    (1,258,980)        (838,175)
                                                                    ---------------------------     ---------------------------
      DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO         40,652,146       39,721,416     40,561,412       39,675,562

              Restricted Shares - Treasury                             765,027          555,268        782,022          584,591
              Dilution for Convertible Debentures                            0          173,688              0          175,167
              Dilution for Employee Stock Purchase Plan                 95,110          116,028        113,259          107,718
                                                                    ---------------------------     ---------------------------
      DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO       41,512,283       40,566,400     41,456,693       40,543,038
                                                                    ===========================     ===========================

         NOTE: AS OF JUNE 30, 2002, HR HAD APPROXIMATELY 1,732 SHAREHOLDERS OF RECORD.


16)      BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF JUNE
         30, 2002

          OFFICERS                                 Owned           Restricted (1)      Reserved (2)         Options        Total
          --------                                 ------------------------------------------------------------------------------
              David R. Emery                      144,800 (3)          588,680           225,000                0         958,480
              Timothy G. Wallace                   34,356              308,959           110,000                0         453,315
              Roger O. West                         4,656              310,735           110,000                0         425,391

              Other Officers as a group            24,388               44,215                 0                0          68,603

              Directors as a group                 48,135                2,850                 0                0          50,985

                                                 ---------------------------------------------------------------------------------
              TOTAL                               256,335            1,255,439           445,000                0       1,956,774
                                                 =================================================================================


         (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

         (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

         (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17)      INSTITUTIONAL HOLDINGS AS OF MARCH 31, 2002

         A)      Institutional Shares Held:                       18,967,562     (Source: Form 13F Filings)
                                                                ============

         B)      Number of Institutions:                                 168
                                                                ============

         C)      Percentage of Common Shares Outstanding:              45.26%
                                                                ============

18)      BOOK VALUE PER COMMON SHARE

         Total Stockholders' Equity                             $  1,003,154
         Less: Preferred Stock Liquidation/Redemption Value           75,000
                                                                ------------
         Total Common Stockholders' Equity                      $    928,154

         Total Common Shares Outstanding                          41,941,158
                                                                ============

         Book Value Per Common Share                            $      22.13
                                                                ============

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                  PAGE 11 OF 13

19)    OTHER CORPORATE INFORMATION

       A)      CORPORATE HEADQUARTERS:

                     HEALTHCARE REALTY TRUST INCORPORATED
                     HEALTHCARE REALTY SERVICES INCORPORATED
                     3310 West End Avenue, Suite 700
                     Nashville, TN  37203
                     Phone:  615-269-8175
                     Fax:  615-269-8461
                     E-mail:  hrinfo@healthcarerealty.com

               OTHER OFFICES:

                     East Florida Regional Office
                     Mid-America Regional Office
                     Mid-Atlantic Regional Office
                     Southern California Regional Office
                     Texas/Southwest Regional Office

       B)      STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                             Security Description                Stock Exchange                  Symbol          CUSIP Number
                     ---------------------------------------------------------------------------------------------------------
                     Common Stock                             New York Stock Exchange              HR            421946104
                     8.875% Series A Preferred Stock          New York Stock Exchange              HR.A          421946203
                     Senior Notes due 2011                    OTC                                  HR            421946AE4

       C)      WEB SITE:

               www.healthcarerealty.com

       D)      CORPORATE OFFICERS:

                     HEALTHCARE REALTY TRUST INCORPORATED
                     David R. Emery, Chairman of the Board and Chief Executive
                       Officer
                     Timothy G. Wallace, Executive Vice President and Chief
                       Financial Officer
                     Roger O. West, Executive Vice President and General
                       Counsel
                     Michael W. Crisler, Senior Vice President/ Technology
                     Eric W. Fischer, Senior Vice President / Real Estate
                       Investments
                     Scott W. Holmes, Senior Vice President / Financial
                       Reporting
                     Fredrick M. Langreck, Senior Vice President / Treasurer
                     J. D. Carter Steele, Senior Vice President / Asset
                       Administration
                     John M. Bryant, Jr., Vice President/Assistant General
                       Counsel
                     Keith A. Harville, Vice President / Real Estate
                       Investments
                     Donald L. Husi, Vice President / Senior Living Asset
                       Administration
                     Leigh Ann Stach, Vice President / Financial Reporting and
                       Controller
                     B. Douglas Whitman, Associate Vice President / Real Estate
                       Investments
                     Rita H. Todd, Corporate Secretary

                     HEALTHCARE REALTY SERVICES INCORPORATED
                     B. Bart Starr, Chairman of the Board
                     Roland H. Hart, President
                     Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
                     Anne C. Sanborn, Associate Vice President / Project
                       Development Services

       E)      BOARD OF DIRECTORS:

                     David R. Emery, Chairman of the Board and Chief Executive
                       Officer, Healthcare Realty Trust Incorporated
                     Errol L. Biggs, Ph.D., Director - Center for Health
                        Administration, University of Colorado (Healthcare Academician)
                     C. Raymond Fernandez, M.D., Chief Executive Officer and
                        Chief Medical Officer, Piedmont Clinic (Physician)
                     Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
                        Partners (Healthcare Architect)
                     Marliese E. Mooney (Hospital Operations Consultant)
                     Edwin B. Morris III, Managing Director, Morris & Morse
                        (Real Estate Finance Executive)
                     J. Knox Singleton, Chief Executive Officer, INOVA Health
                         Systems (Healthcare Provider Executive)
                     Dan S. Wilford, President and Chief Executive Officer,
                          Memorial Hermann Healthcare System (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                  PAGE 12 OF 13

         F)       PROFESSIONAL AFFILIATIONS:

                       INDEPENDENT PUBLIC AUDITORS
                       Ernst & Young LLP
                       424 Church Street, Suite 1100
                       Nashville, TN  37219

                       TRANSFER AGENT
                       EquiServe
                       P.O. Box 43010
                       Providence, RI 02940-3010
                       Phone: 781-575-3400


         G)       DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.


         H)       DIRECT DEPOSIT OF DIVIDENDS:

                  Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.


         I)       ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                       A.G. Edwards & Sons, Inc.                    Ann Melnick  (314) 955-2947
                       Banc of America Securities                   Gary Taylor (212) 847-5174
                       Credit Suisse First Boston Corporation       Larry Raiman (212) 538-2380
                       Legg Mason Wood Walker Inc.                  Jerry Doctrow  (410) 454-5142
                       Prudential Securities, Inc.                  Jim Sullivan (212) 778-2515
                       UBS Warburg                                  Howard Capek  (212) 821-6369
                       Wachovia Securities, Inc.                    Stephen Swett (212) 909-0954

         J)       PROJECTED DATES FOR 2002 DIVIDEND AND EARNINGS PRESS RELEASES:

                                                 DIVIDEND                   EARNINGS
                                                 --------                   --------
                  First Quarter 2002             April 24, 2002             April 26, 2002
                  Second Quarter 2002            July 23, 2002              July 26, 2002
                  Third Quarter 2002             October 22, 2002           October 25, 2002
                  Fourth Quarter 2002            January 28, 2003           January 31, 2003

                  NOTE: A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.


         K)       INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Attention:  Bethany A. Mancini
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  BMancini@healthcarerealty.com

   In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2001. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2002                                  PAGE 13 OF 13